SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 7, 2007
                                                 ----------------------

                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)


            Nevada                  001-14217                 88-0322261
            ------                  ---------                 ----------
 (State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

  654 N. Sam Houston Parkway E., Suite 400, Houston, Texas    77060-5914
  --------------------------------------------------------    ----------
          (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code    281-878-1000
                                                   ------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operation and Financial Condition

On November 7, 2007, the Company issued a press release with respect to the Company's performance during the quarter ended September 30, 2007. The original press release contained typographical errors in the first table, in the sections labeled "Quarter Ended September 30, 2007" and "Nine Months Ended September 30, 2007." The following numbers were changed:

                       Quarter Ended                                     Nine Months Ended
                    September 30, 2007                                   September 30, 2007
    -------------------------------------------------    --------------------------------------------------
            Revenue             % of Total Revenue               Revenue              % of Total Revenue
    -----------------------   -----------------------    -----------------------    -----------------------

1.  $35.5 (instead of 29.9)   36.7% (instead of 30.9%)   107.4 (instead of 101.8)   40.1% (instead of 38.0%)

2.   41.4 (instead of 47.0)   42.8% (instead of 48.6%)   114.8 (instead of 120.4)   42.8% (instead of 44.9%)


The amounts have been corrected in Exhibit 99.1 below. The error was a clerical oversight by the Company and does not materially affect its results of operations and financial condition for the quarter ended September 30, 2007, as reported in the Company's corrected press release issued on November 7, 2007 and included in this current report on Form 8-K.

A copy of the corrected press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Number         Exhibit
------         -------
99.1           Press Release, dated November 9, 2007, of ENGlobal Corporation, correcting and replacing Press Release, dated November 7, 2007, of ENGlobal Corporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENGlobal Corporation


Date:  November 9, 2007                    /s/ Natalie S. Hairston
       ----------------------              -----------------------
                                           Natalie S. Hairston, Investor
                                           Relations Officer, Chief Governance
                                           Officer and Corporate Secretary

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